Mortgage loans	6 Months Ended
Jun. 30, 2013
Mortgage Loans on Real Estate [Abstract]
Mortgage loans
Mortgage loans at fair value

Acquisitions

During the six months ended June 30, 2013, we completed the acquisition of the following portfolios of non-performing residential mortgage loans:

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On February 14, 2013, a portfolio of first lien residential mortgage loans, substantially all of which are non-performing, having aggregate market value of the underlying properties of $94.2 million as of the February 1, 2013 cut-off date for the transaction.

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On March 21, 2013, a portfolio of first lien residential mortgage loans, substantially all of which are non-performing, having aggregate market value of the underlying properties of $38.7 million as of the March 18, 2013 cut-off date for the transaction.

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On April 5, 2013, a portfolio of first lien residential mortgage loans, substantially all of which are non-performing, having aggregate market value of the underlying properties of $122.1 million as of the March 28, 2013 cut-off date for the transaction.

During the three and six months ended June 30, 2013, we expensed $0.1 million and $0.4 million, respectively, for due diligence costs related to these and other transactions.

Transfer of mortgage loans to real estate owned

During the three and six months ended June 30, 2013, we transferred 33 and 34 mortgage loans, respectively, at fair value based on broker price opinion (BPO) of $4.2 million and $4.4 million, respectively, to real estate owned.

Dispositions

During the three and six months ended June 30, 2013, we disposed of 28 and 38 mortgage loans, respectively, primarily through short sales and foreclosure sales. As a result, we recorded $1.7 million and $2.1 million, respectively, of net realized gains on mortgage loans.